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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                        Date of Report - July 13, 2001
              (Date of earliest event reported) - (July 1, 2001)



                         FULTON FINANCIAL CORPORATION
             ----------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Pennsylvania                   0-10587            23-2195389
------------------------------       -----------        --------------
(State or other jurisdiction         (Commission        (IRS Employer
       of incorporation)             File Number)       Identification
                                                        Number)

          One Penn Square, P.O. Box 4887, Lancaster, PA      17604
          ---------------------------------------------    ----------
          (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code (717) 291-2411
                                                         --------------

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Item 2.  Acquisition of Assets.

  On July 1, 2001, Fulton Financial Corporation ("Fulton") acquired Drovers Bancshares Corporation ("Drovers"), a bank holding company headquartered in York, Pennsylvania. The acquisition was accomplished by merging Drovers with and into Fulton (the "Merger"). By virtue of this acquisition, Fulton became the parent holding company of The Drovers & Mechanics Bank ("Drovers Bank") which is an FDIC-insured Pennsylvania bank with 17 offices in Pennsylvania and total assets of about $828 million. Drovers Bank is Fulton's thirteenth subsidiary bank. The Merger increases Fulton's assets to approximately $7.5 billion and also increases to 196 the number of banking offices operated by Fulton's subsidiary banks.

  The Merger was consummated pursuant to the previously-announced Agreement and Plan of Merger, dated as of December 27, 2000 (the "Merger Agreement), between Fulton and Drovers. In accordance with the terms of the Merger Agreement, each of the approximately 5.2 million issued and outstanding shares of the no par value common stock of Drovers has been converted into 1.302 shares of the $2.50 par value common stock of Fulton ("Fulton Common Stock"). Former stockholders of Drovers will receive cash in lieu of fractional shares of Fulton Common Stock at the rate of $21.07 per share. All Drovers' options to purchase its common stock outstanding on the closing date have been converted to options to acquire Fulton's Common Stock pursuant to the Merger Agreement.

  Pursuant to General Instruction F to Form 8-K, the Press Release dated July 2, 2001, announcing the consummation of the Merger attached to this Current Report as Exhibit 99.1 is hereby incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

         The acquisition of Drovers by Fulton does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no financial statements of Drovers are required to be filed as part of this Report.

         (b)  Pro Forma Financial Information

         The acquisition of Drovers by Fulton does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no pro forma financial information with respect to Drovers is required to be filed as part of this Report.

         (c)  Exhibits.

         Pursuant to Item 7(c) of Form 8-K, Fulton hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

         Number    Title
         ------    -----

         *  2      Agreement and Plan of Merger, dated as of December 27, 2000 between Fulton Financial Corporation and Drovers Bancshares
                   Corporation.

         99.1      Press Release dated July 2, 2001



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*     Previously filed as an exhibit to the Registration Statement on Form S-4, filed March 26, 2001  (File No. 333-57616).

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                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FULTON FINANCIAL CORPORATION


                                   By: /s/ Charles J. Nugent
                                      --------------------------------------
                                        Charles J. Nugent
                                        Senior Executive Vice President and
                                        Chief Financial Officer

Date:  July 12, 2001

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  EXHIBIT INDEX


                                 Required Exhibits
                                 -----------------


Number        Title                       Page (in accordance with
------        -----
                                          sequential numbering system)
                                          ----------------------------

*  2          Agreement and Plan of Merger, dated as of December 27, 2000 between Fulton Financial Corporation and Drovers Bancshares
              Corporation.

99.1          Press Release dated July 2, 2001


--------------

* Previously filed as an exhibit to the Registration Statement on Form S-4, filed March 26, 2001 (File No. 333-57616).

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